






DESSERTS
BAKERY

NASDAQ: LYTS

INVESTOR PRESENTATION

MARCH 2022

ROTH 2022 Conference
MARCH 13-15

DISCLAIMER

Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In this context, forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words and may be identified by the context in which they are used. Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control. These risks and uncertainties include, but are not limited to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; information technology security threats and computer crime; reliance on key customers; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; failure of an acquisition or acquired company to achieve its plans or objectives generally; unexpected difficulties in integrating acquired businesses; the ability to retain key employees, including key employees of acquired businesses; unfavorable economic and market conditions; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as the coronavirus disease COVID-19; and the other risk factors LSI describes from time to time in SEC filings. You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10- K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

INTRODUCTION

LSI is Positioned for Profitable Growth

LSI By The Numbers	1976	Cincinnati, OH	LYTS	~1,400	11
	Year Founded	Headquarters	NASDAQ	Employees	# of Locations

- **Integrated Lighting/Display Solutions Company** with Adjacent Growth Opportunities in Services Businesses
- **Strong Foundation With Entrenched Position** in Target Vertical Market Applications; Selectively Expanding; **Where We Focus, We Win**
- **Turnkey Program Integrator Capabilities;** Design, Site Surveys, Products, Installation, After-Market Services
- **Multi-Year Focus on Migration to Higher Value Solutions,** Away from Commodity Products / Services
- **All Manufacturing & Design Center Facilities Located in the United States;** Broad Modification and Custom Product Competency
- **Generating Earnings Growth and Operating Margin Expansion;** Stair Step Increase in Operating Performance/Results
- **Shifting to New Phase of Business Transformation – Growth;** Organic Growth Targeting Key Vertical Markets; **Completed Acquisition of JSI Fixtures in May 2021**

LSI FINANCIAL PROJECTION FY 2022 vs 2021

American-Made Lighting and Display Solutions

- FY22 Sales Growth Projected at 30+%, with Organic Growth of 15+%
- Earnings and Margin Expansion Driven by Sales growth in Higher Margin Vertical Applications
- Successful in Aligning Selling Prices to Offset Input Cost Inflation

	LSI FY22 Forecast	LSI FY21 Actual (1)
Sales	$415M - $425M	$316M
Adj. Operating Income	$18M - $21M 4.3% - 4.9%	$13M / 4.1%
Adj. EBITDA	$28M - $31M 6.8% - 7.4%	$21M / 6.7%
Adj. EPS	$0.44 - $0.49	$0.36



Revenue Mix(1)
FCST22
FY21
Display Solutions
~50%
Lighting
~50%
Display Solutions
40%
Lighting
60%

(1) Includes JSI results from the date of acquisition in May 2021 through June 30, 2021.

WHY LSI WINS IN OUR FOCUS MARKETS

How We Differentiate

Generalists

- Conglomerates
- Standard / High Volume
- "Telephone Book" Portfolio
- Convert Focused Specialist to Standard Volume
- Little Unique Differentiation
- Pricing is Main Decision Factor
- Built on Scale / Low-Cost Provider

Focused Specialists

- Vertical / Application Solutions Driven
- End-User Driven Specifications
- Competency with Modification and Customization
- Strong Engineering / Relationship with Channel and End-User
- Our Solutions Enhance our Customers Value Proposition
- Financially More Attractive
- Model Built on Focus
- Highest Value Provider

VERTICAL MARKET FOCUS

Customize Solutions Serving High-Value Applications

Vertical Markets


Automotive
Petroleum
QSR
Retail & Grocery
Parking
Sports Complex
Warehouse

Market Driven Portfolio

Lighting Solutions

Indoor

- High Bay
- Downlights
- Linear
- Troffer
- Retrofit Kits
- Decorative

Outdoor

- Area
- Canopy
- Garage
- Wall Mount
- Flood
- Bollards

Controls

- Sensors
- Photocontrols
- Dimmers
- Motion Detection
- Bluetooth Systems
- Wireless IoT Systems

Display Solutions

- Printed Graphics
- Structural Graphics
- Facades and Cladding
- Digital Signage
- Menu Board Systems
- Display Fixtures
- Refrigerated Displays
- Custom Display Elements

Services

- Creative Services
- Site Surveys
- Permitting
- Construction / Installation
- Rebrands / Change-Outs
- Content Management
- Post-Implementation

VERTICAL MARKET FOCUS

Paths to Market

Vertical Markets


Automotive
Petroleum
QSR
Retail & Grocery
Parking
Sports Complex
Warehouse
DESSERTS
HONDA

Channel		Direct
Projects Quote/Bid Process	Stock and Flow Local Distributor Stock Availability	Direct C-Suite, Specifications, Architects, Other

Lighting Solutions	Display Solutions	Services

STRONG CUSTOMER ENGAGEMENT

Target Verticals with End-User Specific Lighting & Display Solutions

Our Solutions Enhance the Value Proposition of our Customers

Customers Contracts Range from 100's to 1,000's of Locations

Leading Partners

CONSOLIDATED FINANCIAL RESULTS - 1st HALF 22 vs 21

Year-Over-Year Improvement Across All Key Financial Metrics as Recovery Accelerates

- Sales Growth of 49% in the 1st Half, 19% Organic
- Growth Driven by continued Secular Construction Market Growth, Share Gains in Select Verticals, and the JSI Acquisition
- Significant Earnings Growth and Margin Expansion Driven by Sales Volume in Key Vertical Markets, Pricing, and the JSI Acquisition

Total Net Sales ($M)



$146.4
$217.5
1st Half FY21
1st Half FY22

Operating Income ($M)



$4.9
$8.9
$5.8
$10.9
Reported Operating Income
Adjusted Operating Income
1st Half FY21
1st Half FY222

EPS



$0.15
$0.22
$0.17
$0.28
Reported EPS
Adjusted EPS
1st Half FY21
1st Half FY222

Non-GAAP Adjusted EBITDA ($M)



$9.8
$16.0
1st Half FY21
1st Half FY22

FINANCIAL TRENDS

Improvement Across All Key Financial Metrics

- Sales Growth Continues Driven by Secular Recovery in Construction Markets, Share Gains in Key Market Verticals, and JSI Acquisition

- Key Vertical Markets Undergoing Transformation, Making Significant Investments to Capitalize on Changing Customer Habits / Requirements

- Successful in Adjusting Selling Price to Offset Increased Input Costs

Total Net Sales ($M)



$305.6
$315.6
$415 - $425
FY20 (A)
FY21 (A)
FY22 (F)*

Non-GAAP Adjusted Operating Income ($M)



$7.0
$13.0
$18 - $21
FY20 (A)
FY21 (A)
FY22 (F)*

Non-GAAP Adjusted EPS



$0.15
$0.36
$0.44 - $0.49
FY20 (A)
FY21 (A)
FY22 (F)*

Non-GAAP Adjusted EBITDA ($M)



$15.6
$21.1
$28 - $31
FY20 (A)
FY21 (A)
FY22 (F)*

*Forecast

CAPITAL ALLOCATION PRIORITIES

Balanced Approach for Driving Shareholder Value

1
Organic and Inorganic Growth

- Organic – Invest in New Product Development / Innovation, Sales / Marketing Capabilities, Strategic Inventory Investments to Support Market Share Gains
- Inorganic – Pursue Complementarily, Bolt-On Acquisitions in Adjacent Markets that Drive Margin Expansion and Profitable Growth

2
Reduce Net Leverage

- Allocate Free Cash Flow Generation Toward Reduction in Net Leverage Over the Next 24 Months
- Target Net Leverage at or Below 2.0x by Fiscal Year-End 2024

3
Return of Capital

- Committed to Supporting a Regular Quarterly Cash Dividend; Average Return of More than $5 Million Annually Since 2017
- Opportunistically Evaluate Share Repurchase Agreement

INVESTMENTS IMPACTING CASH FLOW IN SHORT-TERM

Cash Flow from Earnings Applied to Manage Supply Chain Challenges

- Projected FY22 Adj. EBITDA of $28M to $31M Offset by Increased Working Capital
- Increased Working Capital Driven Primarily by Investment in Incremental Inventory to Mitigate Supply Chain Challenges
- Investment in Additional Inventory has Generated Incremental Sales Growth in FY22
- Cash Flow will be Positive in 2nd Half of FY22 and Moving Forward
- FY22 Projected Leverage Ratio 2.7x

Free Cash Flow – FY21 Actual (A), FY20 (A), FY22 Forecast (F) ($M)



$27.0 (1)
$25.8
($13.0)
FY20 (A)
FY21 (A)
FY22 (F)

(1) Excludes $20.1M of proceeds from sale of assets



THE PATH FORWARD

Bridging to 2025

ENVIRONMENTAL, SOCIAL & GOVERNANCE

Deep Commitment to ESG



Environmental Factors

LSI takes its commitment to the environment very seriously. As demand for electricity continues to increase, our customers and their communities look to us to provide product solutions that help reduce energy consumption, light pollution and associated greenhouse gas emissions.



Social Factors

As America strives to become more energy-efficient, our products allow customers to retrofit and replace their outdated lighting systems, as well as install entirely new LED systems, with technology that benefits society as a whole.



Governance Factors

A key component of our approach to ESG is our Code of Business Ethics and Conduct. This serves as a blueprint for making the right decisions in the best interests of the Company, our customers, communities and shareholders.

Full Sustainability Report Available at www.lsicorp.com

THE PATH FORWARD

Targeting $500 Million of Revenue & Double-Digit EBITDA in Fiscal 2025

EXPAND Our Vertical Focus	CHANGE Our Customer Engagement	BUILD Services Business	GROW Through Acquisition
Provide Differentiated Value through Direct Engagement of Both Existing Verticals and New Vertical Segments	Transition to High-Value Channel Engagements that Focus More on Direct-to-Customer Relationships	Shift from "Client Support" Model to a Scalable End-to-End Service Model	Focus on Bolt-On Acquisitions that Expand our Vertical Presence, Either in New or Existing Segments

EXPAND OUR VERTICAL FOCUS

Increase SOW and SAM with Current Customers

Vertical Markets


Automotive
Petroleum
QSR
Retail & Grocery
Parking
Sports Complex
Warehouse

EXPAND
Share of Wallet

Focused Growth Within our Customer Base by Building Upon Current Relationships and Vertical Knowledge

EXPAND
Served Available Market

Expand Partnership Model to New Customers within a Vertical

EXPAND
Increase Addressable Market

Expand to New Attractive Verticals that Align with LSI Value Proposition

PETROLEUM

Lead with Display Solutions and Lighting


CANOPY FASCIA LED ILLUMINATION
ACM FASCIA PRINTED GRAPHICS
3D CANOPY LOGOS LED ILLUMINATION
UNDER CANOPY LED FIXTURES
Valero
COLUMN WRAP GRAPHICS
METAL RISERS
3D FORMED METAL VALENCE GRAPHICS
DISPENSER GRAPHICS BRANDED OVERLAYS REGULATORY DECALS
CANOPY LIGHTING / GRAPHICS


PIZZA
INDOOR LIGHTING
DIMENSIONAL SIGNAGE & GRAPHICS
DIGITAL MENUS
GRAB-N-GO REFRIGERATION FIXTURES
INDOOR GRAPHICS / FIXTURES


AREA, SOFFIT, & WALL MOUNTED LIGHTING
3D LOGOS LED ILLUMINATION
OUTDOOR GRAPHICS / LIGHTING

GROCERY

Lead with Display Solutions



VALLEY ROOTS
DIMENSIONAL SIGNAGE & GRAPHICS
TASK & DECORATIVE LIGHTING
FRESH REFRIGERATION FIXTURES
INDOOR DISPLAY FIXTURES



AREA LIGHTING & POLES
PEDESTRIAN & WALL MOUNTED LIGHTING
PARKING LOT



FIND YOUR WINE
HEB.COM/WINE
Online
INDOOR LIGHTING
BEER & WINE
DIMENSIONAL SIGNAGE & GRAPHICS
TEXAS
INDOOR GRAPHICS / LIGHTING

AUTOMOTIVE

Lead with Outdoor Lighting


WALL MOUNTED &
FAÇADE FIXTURES
OUTDOOR VEHICLE
DELIVERY FIXTURES
AREA LIGHTS / POLES
OUTDOOR


HIGH BAY LIGHTING
TASK LIGHTING
SERVICE BAY


ARCHITECTURAL &
TROFFER LIGHTING
GRAPHIC &
DIGITAL
SIGNAGE
SOLUTIONS
SHOWROOM

QUICK SERVE RESTAURANTS (QSR)

Lead with Digital Menu Boards and Lighting



AREA LIGHTS / POLES
WALL MOUNTED & FAÇADE FIXTURES
HOME OF THE WHOPPER
DRIVE THRU
OUTDOOR LIGHTING
DRIVE THRU LIGHTING
DIGITAL SIGNAGE
DIGITAL MENU SERVICE
DRIVE THRU / MENU BOARDS
DIGITAL SIGNAGE & MENU SERVICE
INDOOR LIGHTING
DIMENSIONAL SIGNAGE & GRAPHICS
INDOOR LIGHTING / MENUS

CHANGE OUR CUSTOMER ENGAGEMENT

Migrating Closer Toward the Customer

1. **Engage Beyond The Agent**
2. **Grow Direct Customer Relationships**
3. **Build Knowledge Base Around Customer Requirements**
4. **Leverage Design & Manufacturing Expertise**

Go-Forward End-User Focus

- There is Value in Having Both **Agency** and **Direct** Relationships
- As we Move Higher on the Value Chain with More Specialized Products, **Access to the Customer** is Increasingly Critical
- Customer Access Creates the Ability to **Work Collaboratively**
- New Product Development will Require Us to **Move Closer to the End-User**
- Educate and **Empower our Agent Partners** Through New Sales and Support Tools, Together with Access to Decision Makers at LSI

BUILD A SERVICES BUSINESS

Addresses Customer Pain Point

- Provide a Differentiated Customer Value Proposition
- Margin Shift to Higher Professional Services Profile
- Unique Advantage Over Industry Competitors
- Market Opportunity to Expanded Customer Base to Non-Traditional Segments
- Service Business Scalable via Partnerships

SCALABLE SERVICE MODEL

FUTURE EXPANSION
- Turnkey Installations
- Maintenance Contracts
- ESCO Services

SERVICE BUSINESS
- End-to-End Integrator



NEAR TERM EXPANSION
- Site Installs
- Maintenance
- Expanded Vertical Segments
- Non-Traditional Segment Sales

LSI CURRENT SERVICES
- Project Management
- Surveys
- Installations
- Content Management
- Technical Design

GROW THROUGH ACQUISITION

Focused on Complementary and Adjacent Spaces


TARGETS
ATTRIBUTES
FIT

Criteria

	Criteria		
TARGETS	• Vertical Enhancement • Vertical Expansion	• Geography • Adjacent Space	Stronger Balance Sheet and Enhanced Liquidity Provides Acquisition Flexibility
ATTRIBUTES	• Strong Vertical Position • Market Insulation • Focused Specialist	• Complementary to Core • Expanded Capabilities • Broadens Services	
FIT	• Organizational Cultural • Synergy Opportunity	• Accretive • Consistent Financials	

JSI TRANSACTION OVERVIEW

Building our Presence Within Growing, Complementary Vertical Markets

Transaction Highlights

- Transaction closed on May 21, 2021
- LSI acquired JSI Fixtures from RFE Investment partners for a cash purchase price of $90 million
- LSI funded the acquisition of JSI through existing cash and availability under its $100 million credit facility
- JSI provides attractive revenue growth, margin expansion and immediate adjusted EPS accretion

Acquisition Update: Exceeding Expectations

- FY22 sales and EBITDA exceeding acquisition case targets. FY22 sales forecast $90m, FY20 pro forma $70m. Double-digit operating margin
- Awarded in Q2 $15m display case order from one of the nation's largest grocery retailers
- Record backlog exiting Q2 FY22. Industry leading lead-times/service capabilities contributing to growth
- Customer demand in higher margin refrigeration displays generates favorable mix
- Accelerated synergy timeline
  - JSI cross-selling opportunities with C-Store
  - LSI cross-selling opportunities with Grocery
  - Manufacturing leverage utilizing LSI facility capacity

Positions LSI to Become a Higher-Growth, Higher-Margin Provider of Commercial Lighting and Retail Display Solutions

JSI STORE FIXTURES

JSI is a Leading Provider of Retail Display Solutions to Grocery & C-Store Verticals

Established Market Leader

- **Milo, Maine** corporate headquarters
- **30** years of industry experience
- **4** Facilities throughout North America
- **255,000+** SF of manufacturing space
- **300+** non-union employees

$2.2 Billion Total Addressable Market

Grocery Stores



$1.9 Billion TAM

Complete bundled food equipment product offering to serve the entire perimeter of the store that maintains freshness, promotes food safety and drives customer sales & ROI

Convenience Stores



$330 Million TAM

Leverage bundled food equipment portfolio to further penetrate market and poised for aggressive growth with new and existing customers

Rapidly Growing, High-Margin Manufacturer of Merchandising Solutions

1	**Attractive Market Fundamentals**	Multi-channel growth opportunity in $2.2 billion market that is expected to see continued growth; significant opportunity beyond core grocery end-market
2	**Unique Value Proposition**	Technically-advanced, aesthetically-designed food equipment that drives same-store sales growth and customer loyalty
3	**Long-Term Multi-Channel Customer Relationships**	Long-term, blue-chip core customer base; average tenure of ~15 years among top accounts, with exceptionally high retention rate; significant recent growth into Western U.S and Canada
4	**Integrated Model**	Engineering, design, manufacturing, quality control, compliance and sales are all managed in-house; strategic footprint that serves national clients with on-demand solutions
5	**Credible Track Record**	Experienced management team that has driven consistent revenue growth and margin expansion through new product launches, market share gains, and tuck-in acquisitions

JSI has a Unique Value Proposition with Multiple Organic and Inorganic Growth Opportunities

ESTABLISHED, MULTI-CHANNEL PRODUCT PORTFOLIO

JSI's Innovative Products Maintain Freshness, Promote Food Safety, Drive Traffic

Diversified Based of Large, Long-Tenured National Customer Accounts

- JSI serves **13 of the top 20** pure-play NA grocers
- Average customer tenure is **15 years**
- Organic growth in refrigeration is **innovation-driven**
- **Pharmacy, QSR and foodservice** represent additional adjacent market opportunities

Growth Within Higher-Value Refrigeration



64%
36%
56%
44%
2018
2020
Non-Refrigeration
Refrigeration

Established Bundled Food Equipment Product Portfolio


Meat & Deli


Specialty


Grab-N-Go


Millwork


Wine & Spirits


Produce & Perishables


Bakery


Merchandising Foam

Organic Growth in Higher-Margin Refrigeration Revenue Has Contributed to Sustained Margin Expansion

VERTICAL SYNERGIES

Leverage Positions for Growth

	Grocery	Petroleum / C-Store
Customer Base	JSI / LSI	JSI / LSI
Customer Benefit	• Continuity • Aesthetics • Single Point of Contact • Increase Supplier Scale	• Prepared Foods • Solar • Project Rollouts • Expanded Partnership
Share of Wallet	• Leverage Relationship for Account Penetration • Bundle Products & Professional Services	• Enable Higher Level Selling • Accelerate New Business Creation
Cost to Serve	• Lowered Project Costs • Project Management Services	• Leverage Sales Presence • Expanded Program Scope

PROJECTED FINANCIALS

$500M Sales and Double-Digit EBITDA in 2025

Sales Growth a Combination of Organic and Inorganic Initiatives

EBITDA Increase Driven by Continued Improvement to Gross Margin Rates for Existing Business, Combined with Leverage Generated by Sales Growth



Projected Sales ($M)
$305
$450
$500
2020
2023
2025



Projected Adj. EBITDA ($M)
4.9%
8.0%
10.0%
$15
$36
$50
2020
2023
2025

INVESTMENT SUMMARY

American-Made Company Positioned for Profitable Growth

EXPAND
Our Vertical Focus

CHANGE
Our Customer Engagement

BUILD
Services Business

GROW
Through Acquisition

- **Integrated** Lighting / Display Solutions Company with Adjacent Growth Opportunities in Services Businesses
- **Strong Foundation** With Entrenched Position in Target Vertical Market Applications; Selectively Expanding; ***Where We Focus, We Win***
- Multi-year Focus on Migration to **Higher Value Solutions**, Away from Commodity
- Strengthened **End-User** Customer Engagement
- **Increased Earnings** Generating Go-Forward Cash Flow to Support Growth
- **Exceptional Management** Team Experienced in Change Management and Execution


Exxon
Exxon

APPENDIX

STATEMENT ON NON-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP operating income, net income and earnings per share for the six months ended December 31, 2021 and 2020, and twelve months ended June 30, 2021 and 2020. Operating income, net income and earnings per share, which exclude the impact of stock compensation expense, acquisition costs, severance costs and restructuring costs (gains) are non-GAAP financial measures. We exclude these non-recurring items because we believe they are not representative of the ongoing results of operations of our business. Also included in this presentation are non-GAAP financial measures including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow and Organic Net Sales. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results, and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations, in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow and Organic Net Sales.

NON-GAAP RECONCILIATION

LSI Industries	1st Half FY2022	1st Half FY2021	Full Year FY2021	Full Year FY2020
Net Sales [a]	217,540	146,393	315,612	305,558
Operating Income	8,866	4,888	8,030	13,076
Acquisition costs	340	-	2,938	-
Restructuring and plant closure costs (gains)	-	3	(14)	(7,038)
Severance costs	-	21	41	346
Stock compensation expense	1,686	902	1,977	599
Adjusted Operating Income [b]	**10,892**	**5,814**	**12,972**	**6,983**
Depreciation and amortization	5,101	4,023	8,114	8,654
Adjusted EBITDA [c]	**15,993**	**9,837**	**21,086**	**15,637**
Operating Margin % [b] / [a]	5.0%	4.0%	4.1%	2.3%
Adjusted EBITDA Margin % [c] / [a]	7.4%	6.7%	6.7%	5.1%

NON-GAAP RECONCILIATION

LSI Industries	1st Half FY2022	1st Half FY2021	Full Year FY2021	Full Year FY2020
Net cash flows provided by (used in) operating activities	(16,543)	13,417	28,009	29,710
Proceeds from sale of assets	-	-	-	20,150
Purchases of property, plant, and equipment	(745)	(880)	(2,233)	(2,739)
Free Cash Flow	**(17,288)**	**12,537**	**25,776**	**47,121**
Free Cash Flow, Excluding Asset Sales	**(17,288)**	**12,537**	**25,776**	**26,971**

	1st Half FY2022	1st Half FY2021	% Variance
Lighting Segment	$ 108,536	$ 90,531	19.9%
Display Solutions Segment	109,004	55,862	95.1%
Total Net Sales	217,540	146,393	48.6%
Less:			
JSI Store Fixtures	43,907	-	
Total Organic Net Sales	$ 173,633	$ 146,393	18.6%

NON-GAAP RECONCILIATION

	1st Half FY2022		1st Half FY2021		Full Year FY2021		Full Year FY2020	
		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS
Net Income	$ 6,238	$ 0.22	$ 4,198	$ 0.15	$ 5,868	$ 0.21	$ 9,592	$ 0.36
Stock compensation expense	1,274	0.05	698	0.03	1,497	0.05	447	0.02
Acquisition costs	269	0.01	-	-	2,161	0.08	-	-
Severance costs	-	-	17	-	32	-	252	0.01
Restructuring and plant closure costs (gains)	-	-	2	-	(11)	-	(5,557)	(0.21)
Tax impact due to the change in the estimated annual tax rate used for GAAP reporting purposes	-	-	(297)	-	216	0.01	(645)	(0.02)
Net Income Adjusted	**$ 7,781**	**$ 0.28**	**$ 4,618**	**$ 0.17**	**$ 9,763**	**$ 0.36**	**$ 4,089**	**$ 0.15**


BANANAS
DELI
Nature's Promise
ORGANIC
SEAFOOD
ORGANICS
Nature's Promise
Organic
ORGANICS

For additional questions, please contact 720.778.2415

Thank you,

LSI Investor Relations